Exhibit 1.1

JBG SMITH Properties

(Maryland real estate investment trust)

10,000,000 Common Shares of Beneficial Interest

UNDERWRITING AGREEMENT

April 15, 2019

Morgan Stanley & Co. LLC

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Goldman Sachs & Co. LLC

as Representatives of the several Underwriters

c/o                               Morgan Stanley & Co. LLC

1584 Broadway

New York, New York 10036

c/o          Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

c/o          Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

Ladies and Gentlemen:

JBG SMITH Properties, a Maryland real estate investment trust (the “Company”) and JBG SMITH Properties LP (the “Operating Partnership” and together with the Company, the “Transaction Entities”), confirms its agreement with Morgan Stanley & Co. LLC (“Morgan Stanley”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”) and Goldman Sachs & Co. LLC (“Goldman Sachs”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Morgan Stanley, BofA Merrill Lynch and Goldman Sachs are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of common shares of beneficial interest of the Company (the “Shares”), $0.01 par value 10,000,000 (the “Common Shares”) set forth in Schedules A and B hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 1,500,000 additional Common Shares to cover overallotments, if any. The aforesaid 10,000,000 Common Shares (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the 1,500,000 Common Shares subject to the option described in Section 2(b) hereof (the “Option Securities”) are herein called, collectively, the “Securities.”

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File No. 333-226023) covering the public offering and sale of certain securities, including the Securities, under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder (the “1933 Act Regulations”), which automatic shelf registration statement became effective under Rule 462(e) under the 1933 Act Regulations (“Rule 462(e)”). Such registration statement, as of any time, means such registration statement as amended by any post-effective amendments thereto to such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B under the 1933 Act Regulations (“Rule 430B”), is referred to herein as the “Registration Statement;” provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of such registration statement with respect to the Securities within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to the Rule 430B.  Each preliminary prospectus used in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are collectively referred to herein as a “preliminary prospectus.”  Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus relating to the Securities in accordance with the provisions of Rule 424(b) under the 1933 Act Regulations (“Rule 424(b)”).  The final prospectus, in the form first furnished or made available to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are collectively referred to herein as the “Prospectus.”  For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system)(“EDGAR”).

As used in this Agreement:

“Applicable Time” means 7:15 P.M., New York City time, on April 15, 2019 or such other time as agreed by the Company and the Representatives.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time, the most recent preliminary prospectus (including any documents incorporated therein by reference) that is distributed to investors prior to the Applicable Time and the information included on Schedule B-1 hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433), as evidenced by its being specified in Schedule B-2 hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “1934 Act”), incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

SECTION 1.         Representations and Warranties.

(a)           Representations and Warranties by the Company.  Each of the Company and the Operating Partnership, represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the Closing Time (as defined below) and any Date of Delivery (as defined below), and agrees with each Underwriter, as follows:

(i)            Registration Statement and Prospectuses.  The Company meets the requirements for use of Form S-3 under the 1933 Act.  The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and the Securities have been and remain eligible for registration by the Company on such automatic shelf registration statement.  Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act.  No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the 1933 Act Regulations (“Rule 401(g)(2)”) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated.  The Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness, each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the 1933 Act Regulations, the Applicable Time, the Closing Time and any Date of Delivery complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.  Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, and, in each case, at the Applicable Time, the Closing Time and any Date of Delivery complied and will comply in all material respects with the requirements of the 1933 Act Regulations and each preliminary prospectus delivered to the Underwriters for use in connection with this offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”).

(ii)           Accurate Disclosure.  Neither the Registration Statement nor any amendment thereto, at its effective time, on the date hereof, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the Applicable Time and any Date of Delivery, neither (A) the General Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Time or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.  For purposes of this Agreement, the only information so furnished shall be the information in the first paragraph under the heading “Underwriting—Underwriting Discount,” the information in the second, third and fourth paragraphs under the heading “Underwriting—Price Stabilization, Short Positions and Penalty Bids” and the information under the heading “Underwriting—Electronic Offer, Sale and Distribution of Shares” in each case contained in the Prospectus (collectively, the “Underwriter Information”).

(iii)          Issuer Free Writing Prospectuses.  No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto, including any document incorporated by reference therein, that has not been superseded or modified.   Any offer that is a written communication relating to the Securities made prior to the initial filing of the Registration

Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the 1933 Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 under the 1933 Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163, including, without limitation, the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

(iv)          Well-Known Seasoned Issuer.  (A) At the original effectiveness of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the  Securities in reliance on the exemption of Rule 163, and (D) as of the Applicable Time, the Company was and is a “well-known seasoned issuer” (as defined in Rule 405).

(v)           Company Not Ineligible Issuer.  At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(vi)          Independent Accountants.  The accountants who certified the financial statements and supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations and the Public Accounting Oversight Board, in the case of the Company.

(vii)         Financial Statements; Non-GAAP Financial Measures.  The financial statements of the Company included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and consolidated and combined statements of operations, comprehensive income (loss), equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved.   The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein.  The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein.  Any pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.  Except as included in the Registration Statement, the General Disclosure Package and the Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package, any preliminary prospectus or the Prospectus under the 1933 Act or the 1933 Act Regulations.  All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, if any, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the 1934 Act and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the required information and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto, in each case, in all material respects.

(viii)        No Material Adverse Change.  Except as stated in the Registration Statement, the General Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in or affecting the properties described in the Registration Statement, the General Disclosure Package and the Prospectus as owned or leased by the Transaction Entities or any of their Subsidiaries (the “Properties”) or in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Transaction Entities or any of their subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Change”), (B) there have been no transactions entered into by the Transaction Entities or any of their subsidiaries, other than those in the ordinary course of business, which are material with respect to the Transaction Entities or any of their subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Common Shares and OP Units (as defined below) in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by either of the Transaction Entities or any of their subsidiaries on any class of equity or other form of ownership interest.

(ix)          Good Standing of the Company.  The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland and has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under, and to consummate the transaction contemplated in, this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a material adverse effect in (A) the condition, financial or otherwise, or in the earnings, properties, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (B) the ability of the Company to enter into and perform any of its obligations under, or to consummate any of the transactions contemplated in, this Agreement (collectively, a “Material Adverse Effect”).

(x)           Good Standing of the Operating Partnership. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and has limited partnership power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under, and to consummate the transactions contemplated in, this Agreement.  The Operating Partnership is duly qualified as a foreign limited partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect. The Company is the sole general partner of the Operating Partnership. The Agreement of Limited Partnership of the Operating Partnership in the form provided to you prior to the date hereof (the “Operating Partnership Agreement”), is in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, provided that, to the extent any portion of the Underwriter’s overallotment option to purchase the Option Securities is exercised at the Closing Time, the percentage interest of such partners in the Operating Partnership will be adjusted accordingly.  Additionally, to the extent any portion of such overallotment option is exercised subsequent to the Closing Time, the Company will contribute the proceeds from the sale of the Option Securities to the Operating Partnership in exchange for a number of common units equal to the number of Option Securities issued.  The Company will own all of its outstanding OP Units free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(xi)          Good Standing of Subsidiaries.  Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each, a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has all requisite corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, all of the outstanding shares of capital stock of or other equity interests in each Significant Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through other subsidiaries of the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.  None of the outstanding shares of capital stock of or other equity interests in any Significant Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such Significant Subsidiary or any other person or entity.  For the purposes of this Agreement, “subsidiary” (and except as used in the term “significant subsidiary”) means each direct and indirect subsidiary of the Company, including, without limitation, the Operating Partnership and its controlled entities. The term “subsidiary” or “subsidiaries” shall include, without limitation, each “Subsidiary.”

(xii)         Capitalization.  The authorized, issued and outstanding shares of beneficial interest of the Company is as set forth in the line items appearing under the caption “Shareholders’ equity” in the Company’s consolidated and combined balance sheet appearing in the most recent Quarterly Report on Form 10-Q (in each case as amended, if applicable) filed by the Company with the Commission (other than for subsequent issuances, if any, pursuant to this Agreement, any other underwritten public offerings and other than for subsequent issuances or share repurchases or cancellations, if any, pursuant to any employee benefit plans or dividend reinvestment and share purchase plans described in the Registration Statement, the General Disclosure Package and the Prospectus or upon exercise of outstanding options issued pursuant to employee benefit plans described in the Registration Statement, the Disclosure Package and the Prospectus, as the case may be, or upon the redemption of common units of limited partner interest in the Operating Partnership (“OP Units”) pursuant to the Operating Partnership Agreement).  The outstanding shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of beneficial interest of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company or any other person or entity. The Company’s Common Stock has been registered pursuant to Section 12(b) of the 1934 Act, and the Securities have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the 1934 Act or the listing of the Common Shares (including the Securities) on New York Stock Exchange, nor has the Company received any notification that the Commission or the New York Stock Exchange is contemplating terminating such registration or listing.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) other than with respect to (x) the OP Units disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and (y) any Common Shares reserved pursuant to the Company’s employee share purchase and benefit plans as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no shares of beneficial interest the Company are reserved for any purpose, (ii) except for the OP Units, there are no outstanding securities convertible into or exchangeable for any Common Shares and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for Common Shares or any other securities of the Company. The outstanding OP Units have been duly authorized and validly issued. None of the outstanding OP Units were issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership or any other person or entity. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no OP Units are reserved for any purpose and there are no outstanding securities convertible into or exchangeable for any OP Units and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units or other securities of the Operating Partnership. The terms of the OP Units conform in all material respects to statements and descriptions related thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such statements and descriptions conform to the rights set forth in the instruments defining the same.

(xiii)        Authorization of this Agreement.  This Agreement has been duly authorized, executed and delivered by each of the Transaction Entities.

(xiv)        Authorization and Enforceability of Operating Partnership Agreement.  The Operating Partnership Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership (and, to the knowledge of either of the Company and the Operating Partnership, by each other party thereto) and is a valid and binding agreement of the Company and the Operating Partnership (and, to the knowledge of either of the Transaction Entities, of each other party thereto), enforceable against the Company and the Operating Partnership (and, to the knowledge of either of the Transaction Entities, against each other party thereto) in accordance with its terms.

(xv)         Authorization and Description of Securities.  The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and non-assessable. The issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company or any other person or entity. The terms of the Common Shares conform in all material respects to all statements and descriptions related thereto contained in the Registration Statement, the General

Disclosure Package and the Prospectus and such statements and descriptions conform to the rights set forth in the instruments defining the same.  No holder of Securities will be subject to personal liability by reason of being such a holder.

(xvi)        Registration Rights.  There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the 1933 Act pursuant to this Agreement, other than those rights that have been disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xvii)       Absence of Violations, Defaults and Conflicts.  Neither the Transaction Entities nor any of their subsidiaries are (A) in violation of its declaration of trust, by-laws, certificate of limited partnership, agreement of limited partnership or similar organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which either of the Transaction Entities or any of their subsidiaries are a party or by which it or any of them may be bound or to which any of the Properties or any other properties or assets or operations of either of the Transaction Entities or any of their subsidiaries are subject (collectively, “Agreements and Instruments”), except for such violations  or defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over either of the Transaction Entities or any of their subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of thereof as described therein under the caption “Use of Proceeds”) and compliance by the Transaction Entities with their obligations hereunder have been duly authorized by all requisite real estate investment trust or limited partnership action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties, assets or operations of either of the Transaction Entities or any of their subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the declaration of trust, by-laws, certificate of limited partnership, agreement of limited partnership or similar organizational document of either of the Transaction Entities or any of their subsidiaries or any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity.  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other financing instrument (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of the related financing by either of the Transaction Entities or any of their subsidiaries.

(xviii)      Absence of Labor Dispute.  No labor dispute with the employees of either of the Transaction Entities or any of their subsidiaries exists or, to the knowledge of either of the Transaction Entities, is imminent, and neither of the Transaction Entities or any of their subsidiaries is aware of any existing or imminent labor disturbance by the employees of ant of their or any subsidiaries’ material tenants that would result in a Material Adverse Effect.

(xix)        Accurate Disclosure. The statements in the Registration Statement, the General Disclosure Package and the Prospectus under the headings “Description of Shares of Beneficial Interest,” “Description of Common Shares,” “Partnership Agreement,” “Restrictions on Ownership and Transfer,” “Certain Provisions of Maryland Law and of Our Declaration of Trust and Bylaws,” “Material U.S. Federal Income Tax Consequences” and “Underwriting,” in each case as the same has been amended, supplemented or replaced by information in filings on Form 8-K or Proxy Statements on Schedule 14A that in each case are or are deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus; and (b) the Company’s Annual Report on Form 10-K (for the year ended December 31, 2018) filed with the Commission under the following headings “Risk Factors—Risks Related to our Organization and Structure—Our declaration of trust and bylaws, the partnership agreement of our operating partnership and Maryland law contain provisions that may delay, defer or prevent a change of control transaction that might involve a premium price for our common shares or that our shareholders otherwise believe to be in their best interest,” “Risk Factors—Risks Related to our Organization and Structure—The limited partnership agreement of our operating partnership requires the approval of the limited partners with respect to certain extraordinary transactions involving JBG SMITH, which may reduce the likelihood of such transactions being consummated, even if they are in the best interests of, and have been approved by, our shareholders” and “Risk Factors—Risks Related to our Organization and Structure—Until the 2020 annual meeting of shareholders, we will have a classified Board of Trustees, and that may reduce the likelihood of certain takeover transactions,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

(xx)         Absence of Proceedings.  Except as stated in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending, or, to the knowledge of either of the Transaction Entities, threatened, against or affecting either of the Transaction Entities or any of their subsidiaries, which could, singly or in the aggregate, result in a Material Adverse Effect. The aggregate of all pending legal or governmental proceedings to which either of the Transaction Entities or any of their subsidiaries are a party or of which any of their respective properties, assets or operations are the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxi)        Accuracy of Exhibits.  There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(xxii)       Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the Company’s due authorization, execution and delivery of, or performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the New York Stock Exchange, securities laws of any state or non-U.S. jurisdiction or the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”).

(xxiii)      Possession of Licenses and Permits.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, each of the Transaction Entities and their subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect.  The Transaction Entities and their subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect.  All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Transaction Entities nor any of their subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, if the subject of an unfavorable decision, ruling or finding, could, singly or in the aggregate, result in a Material Adverse Effect.

(xxiv)     Title to Property.  (A) The Transaction Entities or a subsidiary thereof have good and marketable title (fee or, in the case of ground leases and as disclosed in the General Disclosure Package and the Prospectus, leasehold) to each Property, free and clear of all mortgages, pledges, liens, claims, security interests, restrictions or encumbrances of any kind, except such as (1) are described in the aggregate in the Registration Statement, the General Disclosure Package and the Prospectus or (2) do not, singly or in the aggregate, materially affect the value of such Properties, taken together, and do not materially interfere with the use made and proposed to be made of such Properties, taken together, by the Transaction Entities or any of their subsidiaries; (B) neither the Transaction Entities nor any of their subsidiaries own any material real property other than the Properties; (C) each of the ground leases and subleases of real property, if any, material to the business of the Transaction Entities or any of their subsidiaries, considered as one enterprise, and under which the Transaction Entities or any of their subsidiaries hold properties described in the Registration Statement, the General Disclosure Package and the Prospectus, is in full force and effect, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property by either of the Transaction Entities or any of their subsidiaries, and none of the Transaction Entities or any of their subsidiaries has any notice of any material claim of any sort that has been asserted by any ground lessor or sublessor under a ground lease or sublease threatening the rights of the Transaction Entities or any of their subsidiaries to the continued possession of the leased or subleased premises under any such ground lease or sublease; (D) all liens, charges, encumbrances, claims or restrictions on any of the Properties and the assets of the Transaction Entities or any of their subsidiaries that are required to be disclosed in the General Disclosure Package or the Prospectus are disclosed therein; (E) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus (including pursuant to government regulations to which the Company is subject), no tenant under any of the leases at any material Property or Properties, taken together, has a right of first refusal to purchase the premises demised under such lease; (F) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and except for such failures to comply that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; (G) except if and to the extent disclosed in the Registration Statement, General Disclosure Package and the Prospectus, the Transaction Entities have no knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that would reasonably be expected to have a Material Adverse Effect; and (H) the mortgages and deeds of trust that encumber the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any Property other than other Properties.

(xxv)      Possession of Intellectual Property.  The Transaction Entities and their subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know how (including, without limitation, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Transaction Entities nor any of their subsidiaries have received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Transaction Entities or any of their subsidiaries therein, and which infringement or conflict, if the subject of an unfavorable decision, ruling or finding, invalidity or inadequacy could, singly or in the aggregate, result in a Material Adverse Effect.

(xxvi)     Environmental Laws.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Transaction Entities nor any of their subsidiaries are in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Transaction Entities and their subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Transaction Entities, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Transaction Entities or any of their subsidiaries and (D) there are, to the knowledge of the Transaction Entities, no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Transaction Entities or any of their subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxvii)    Accounting Controls and Disclosure Controls.  The Company and each of its subsidiaries maintain effective internal control over financial reporting (as defined under Rule 13-a15 and Rule 15d-15 of the 1934 Act Regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the required information and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company and each of its subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 of the 1934 Act Regulations) that are designed to ensure that the information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxviii)   Compliance with the Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or any of the Company’s trustees or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxix)     Payment of Taxes. All U.S. federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed in a timely manner, and all such tax returns are correct and complete in all material respects.  All U.S. federal income taxes shown by such tax returns or otherwise assessed, which are due and payable, have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.  All other tax returns of the Company and its subsidiaries required by foreign, state, local or other law (other than U.S. federal income tax law) to be filed have been filed in a timely manner, except insofar as the failure to file such tax returns would not result in a Material Adverse Effect, and all such tax returns are correct and complete in all material respects.  All taxes shown by such tax returns or material taxes otherwise assessed, which are due and payable, have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.  The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any taxes for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.  No tax deficiency has been asserted against the Company or any of its subsidiaries, and to the knowledge of the Company, no tax deficiency has been proposed or threatened against the Company or any of its subsidiaries, except to the extent of any deficiency that would not result in a Material Adverse Effect.  For purposes of this paragraph, references to the Company and its subsidiaries include any predecessors thereof.

(xxx)      Insurance.  The Transaction Entities and their subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.  Neither of the Transaction Entities has any reason to believe that it or any of its subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or in the aggregate, result in a Material Adverse Effect.  Neither of the Transaction Entities nor any of their subsidiaries has been denied any material insurance coverage which it has sought or for which it has applied. The Transaction Entities, directly or indirectly, have obtained title insurance on the fee or leasehold interests, as the case may be, in each of the Properties, in an amount equal to no less than eighty percent (80%) of the purchase price of each such Property.

(xxxi)     Investment Company Act.  Neither of the Transaction Entities is required, and upon the issuance and sale of the Securities as contemplated herein and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxxii)    Absence of Manipulation.  Neither the Transaction Entities nor any of their affiliates has taken, nor will the Transaction Entities or any such affiliate take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the 1934 Act.

(xxxiii)   Foreign Corrupt Practices Act.  Neither the Transaction Entities nor any of their subsidiaries or, to the knowledge of either of the Transaction Entities, any trustee, director, officer, agent, employee, affiliate or other person acting on behalf of either of the Transaction Entities or their subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of either (A) the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of, anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or (B) the U.K. Bribery Act 2010 (the “Bribery Act”); the Transaction Entities, their subsidiaries and, to the knowledge of the Transaction Entities, their other affiliates have conducted their businesses in compliance with the FCPA and the Bribery Act and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith; and neither the Transaction Entities nor any of their subsidiaries will use, directly or indirectly, the proceeds of the issuance and sale of the Securities as contemplated herein in furtherance of an offer, payment, promise to pay, or authorization of the payment of money or other property, gift, promise to give, or authorization of the giving of, anything of value to any person in violation of any applicable anti-corruption laws.

(xxxiv)   Money Laundering Laws.  The operations of the Transaction Entities and their subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”). No action, suit or proceeding by or before any Governmental Entity involving the Transaction Entities or any of their subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Transaction Entities, threatened.

(xxxv)    OFAC.  Neither the Transaction Entities nor any of their subsidiaries or, to the knowledge of either of the Transaction Entities, any trustee, director, officer, agent, employee, affiliate or  other person acting on behalf of either of the Transaction Entities or their subsidiaries is (i) an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are,  currently the subject or target of any  sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions. The Transaction Entities will not, directly or indirectly, use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any of its subsidiaries, joint venture partners or other Persons, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of  Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(xxxvi)   Lending Relationship.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither of the Transaction Entities (A) has any material lending or other relationship with any bank, lending or other affiliate of any Underwriter and (B) intends to use any of the proceeds from the sale of the Securities to repay any outstanding debt owed to any affiliate of any Underwriter.

(xxxvii)  Statistical and Market-Related Data.  Any statistical and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xxxviii) Real Estate Investment Trust. Commencing with its first taxable year ending December 31, 2017, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), and the Company’s current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2018 and thereafter. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and fair summaries of the legal or tax matters described therein in all material respects.

(xxxix)   No Restrictions on Distributions or Repayment. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Operating Partnership is not currently prohibited, directly or indirectly, from paying any distributions to the Company to the extent permitted by applicable law, from making any other distribution on the Operating Partnership’s partnership interest, or from repaying the Company for any loans or advances made by the Company to the Operating Partnership.

(xl)          No Commissions. Neither the Company nor any of its subsidiaries are a party to any contract, agreement or understanding with any person (other than as contemplated by this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of any Securities.

(xli)         ERISA. Each of the Transaction Entities is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which either of the Transaction Entities would have any liability; neither of the Transaction Entities has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code; each “pension plan” for which either of the Transaction Entities would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred thereunder, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

(xlii)        Cybersecurity.  (i)(x) There has been no security breach or attack or other compromise of or relating to any of the Transaction Entities’ or their subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective tenants, employees, vendors and any third party data maintained by or on behalf of them), equipment or technology (“IT Systems and Data”) and (y) the Transaction Entities and their subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach, attack or compromise to their IT Systems and Data, except in each case that would not reasonably be expected to have a Material Adverse Effect, (ii) the Transaction Entities and their subsidiaries have complied, and are presently in compliance, with, all applicable laws, statutes or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority and all industry guidelines, standards, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification and (iii) the Transaction Entities and their subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

Any certificate signed by any officer or other authorized signatory of the Transaction Entities and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Transaction Entities to the Underwriters as to the matters covered thereby.

SECTION 2.         Sale and Delivery to Underwriters; Closing.

(a)           Initial Securities.  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule A, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof,  subject, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)           Option Securities.  In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,500,000 of Option Securities, as set forth in Schedule B, at the price per share set forth in Schedule A, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.  The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part at any time from time to time only for the purpose of covering overallotments made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities.  Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time.  If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c)           Payment.  Payment of the purchase price for, and delivery of certificates or security entitlements for, the Initial Securities shall be made at the offices of Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, California 90071, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (New York City time) on the second (third, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates or security entitlements for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates or security entitlements for the Securities to be purchased by them.  It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase.  Morgan Stanley & Co. LLC, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

SECTION 3.         Covenants of the Transaction Entities.  The Transaction Entities covenant with each Underwriter as follows:

(a)           Compliance with Securities Regulations and Commission Requests.  The Company, subject to Section 3(b), will comply with the requirements of Rule 430B, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the

Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated by reference therein or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) or the issuance of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.  The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.  The Company will make every reasonable effort to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.  The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) under the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b)           Continued Compliance with Securities Laws.  The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus.  If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly (A) give the Representatives notice of such event, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall object.  The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.  The Company has given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c)           Delivery of Registration Statements.  The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters.  The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)           Delivery of Prospectuses.  The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act.  The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)           Blue Sky Qualifications.  The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f)            Rule 158.  The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(g)           Use of Proceeds.  The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(h)           Listing.  The Company will use its commercially reasonable efforts to effect and maintain the listing of the Securities on the New York Stock Exchange.

(i)            Restriction on Sale of Securities.  During a period of 60 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing (other than a registration statement on Form S-8 or post-effective amendment to the Registration Statement) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap, agreement or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any Common Shares issued by the Company upon the exercise of an option or warrant or the conversion, redemption or exchange of a security outstanding on the date hereof and referred to in the Registration Statement, the General Disclosure Package and the Prospectus, including Common Shares issuable upon the exchange of operating partnership units of the Operating Partnership, (C) any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares issued or options to purchase Common Shares granted pursuant to existing employee share purchase and benefit plans of the Company referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (D) any Common Shares issued pursuant to any dividend reinvestment plan, (E) effect the transfer of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares by operation of the provisions of Article VII of the Company’s Articles of Amendment and Restatement, or (F) any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares (including OP Units), in the aggregate not to exceed 10% of the total number of Common Shares issued and outstanding immediately following the completion of the offering of the Securities hereunder (assuming full conversion, exchange or exercise of all outstanding securities convertible into or exercisable or exchangeable for Common Shares (including OP Units)), issued in connection with property acquisitions, mergers or acquisitions, joint ventures, commercial relationships or other strategic transactions, provided, however, that the recipient of such Common Shares or securities convertible into or exercisable or exchangeable for Common Shares shall be required to execute a lock-up letter, in substantially the form attached as Exhibit B hereto.

(j)            Reporting Requirements.  The Company, during the period when a Prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and 1934 Act Regulations.  Additionally, the Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 under the 1933 Act.

(k)           Issuer Free Writing Prospectuses.  The Company agrees that, unless it obtains the prior written consent of the Representatives (such consent to not be unreasonably withheld, delayed or conditioned), it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule B-2 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representatives.  The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representatives as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping.  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

SECTION 4.                            Payment of Expenses.

(a)                                 Expenses.  The Company will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (iii) the preparation, issuance and delivery of the certificates or security entitlements for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the fees and expenses of any transfer agent or registrar for the Securities, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters (together with the expenses incurred in connection with (v) above, not to exceed $7,500) in connection with, the review by FINRA of the terms of the sale of the Securities, (ix) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange and (x) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the third sentence of Section 1(a)(ii).

(b)                                 Termination of Agreement.  If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or (iii), Section 10 or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

(c)                                  Allocation of Expenses.  The provisions of this Section shall not affect any agreement that the Company may make for the sharing of such costs and expenses.

SECTION 5.                            Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Transaction Entities contained herein or in certificates of any officer of the Transaction Entities or any of their subsidiaries delivered pursuant to the provisions hereof, to the performance by the Transaction Entities of their covenants and other obligations hereunder, and to the following further conditions:

(a)                                 Effectiveness of Registration Statement.  The Registration Statement has become effective and, at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated; and the Company has complied with each request (if any) from the Commission for additional information.  The Company shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(b)(1)(i) under the 1933 Act

Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the 1933 Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(b)                                 Opinion of Counsel for Company.  At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Hogan Lovells US LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

(c)                                  Opinion of Counsel for Underwriters.  At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Latham & Watkins LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request.  In giving such opinion or opinions, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the General Corporation Law of the State of Delaware and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Representatives.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Company and its subsidiaries and certificates of public officials.

(d)                                 Officers’ Certificate.  At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or the President of the Company and of the chief financial or chief accounting officer of the Company, dated the Closing Time, to the effect that (i) there has been no such Material Adverse Change, (ii) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.

(e)                                  Comfort Letters.  At the time of the execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP, a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(f)                                   Bring-down Comfort Letters.  At the Closing Time, the Representatives shall have received from Deloitte & Touche LLP, a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(g)                            Approval of Listing.  At the Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

(h)                           No Objection.  FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

(i)                               Lock-up Agreements.  At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule C hereto.

(j)                                    Ratings. Neither the Transaction Entities nor any of their subsidiaries have any debt securities or preferred stock that are rated by any “nationally recognized statistical rating agency” (as defined in Section 3(a)(62) of the 1934 Act).

(k)                                 Conditions to Purchase of Option Securities.  In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Transaction Entities contained herein and the statements in any certificates furnished by the Company and any of its subsidiaries hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i)                                     Officers’ Certificate.  A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

(ii)                               Opinion of Counsel for Company.  If requested by the Representatives, the favorable opinion of Hogan Lovells US LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(iii)                            Opinion of Counsel for Underwriters.  If requested by the Representatives, the favorable opinion of Latham & Watkins LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(iv)                              Bring-down Comfort Letters.  If requested by the Representatives, a letter from each Deloitte & Touche LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

(l)                                     Additional Documents. At the Closing Time and at each Date of Delivery (if any) counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(m)                             Termination of Agreement.  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such  termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 13, 15, 16 and 17 shall survive any such termination and remain in full force and effect.

SECTION 6.                            Indemnification.

(a)                                 Indemnification of Underwriters.  The Transaction Entities, jointly and severally, agree to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)), its selling agents, officers and directors and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)                                     against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based on any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, Issuer Free Writing Prospectus,  the General Disclosure Package or the Prospectus or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)                                  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company;

(iii)                               against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of or based on any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, the General Disclosure Package or the

Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(b)                                 Indemnification of Transaction Entities, Trustees.  Each Underwriter severally and not jointly, agrees to indemnify and hold harmless each of the Transaction Entities, the Company’s trustees, each of the Company’s officers who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(c)                                  Actions against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced (through the forfeiture of substantive right and defenses) as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company.  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the prior written consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of or based on the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of or based on such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)                                 Settlement without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7.                            Contribution.  If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Transaction Entities, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Transaction Entities, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Transaction Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Shares underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates, selling agents, officers and directors shall have the same rights to contribution as such Underwriter, and each trustee of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Transaction Entities.  The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

The provisions of this Section shall not affect any agreement among the Company with respect to contribution.

SECTION 8.                            Representations, Warranties and Agreements to Survive.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Transaction Entities or any of their subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates, selling agents, officers or directors or any person controlling any Underwriter, or  the Transaction Entities or their officers or trustees, or any person controlling the Transaction Entities and (ii) delivery of and payment for the Securities.

SECTION 9.                            Termination of Agreement.

(a)                                 Termination.  The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in or affecting the Properties, taken together, or the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or (iv) if trading generally on the NYSE MKT or the New York Stock Exchange or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(b)                                 Liabilities.  If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 13, 15, 16 and 17 shall survive such termination and remain in full force and effect.

SECTION 10.                     Default by One or More of the Underwriters.  If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i)                                     if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)                                  if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase, and the Company to sell, the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representatives or (ii) the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11.                     Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Underwriters shall be directed to Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention Equity Syndicate Desk, with a copy to Legal Department; Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, Facsimile: (646) 855-3073, Attention: Syndicate Department, with a copy to: Facsimile: (212) 230-8730, Attention: ECM Legal; and Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department; provided, however, that notices under subsection 3(i) to Goldman Sachs shall be directed to Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Control Room; and notices to the Company shall be directed to JBG SMITH Properties, 4445 Willard Avenue, Suite 400, Chevy Chase, Maryland 20815, Attn.: Steven A. Museles (Chief Legal Officer and Corporate Secretary), telephone number (240) 333-3600.

SECTION 12.                     No Advisory or Fiduciary Relationship.  Each of the Transaction Entities acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Transaction Entities, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Transaction Entities, any of their subsidiaries, or their respective shareholders, stockholders, unitholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Transaction Entities or any of their subsidiaries or affiliates with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Transaction Entities or any of their subsidiaries on other matters) and no Underwriter has any obligation to the Transaction Entities with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Transaction Entities, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Securities and the Transaction Entities have consulted their own respective legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

SECTION 13.                     Recognition of the U.S. Special Resolutions Regimes.

(a)                                 In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)                                 In the event any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 13: (A) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as the term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. § 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 14.                     Parties.  This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Transaction Entities and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Transaction Entities and their respective successors and the controlling persons and officers and trustees/directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Transaction Entities and their respective successors, and said controlling persons and officers and trustees/directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 15.                     Trial by Jury.  Each of the Transaction Entities (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders or unitholders, as applicable and affiliates), and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 16.                     GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL

BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

SECTION 17.                     Consent to Jurisdiction; Waiver of Immunity. Each of the Transaction Entities and the Underwriters agree that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding.  Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 18.                     TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 19.                     Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 20.                     Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Transaction Entities in accordance with its terms.

Very truly yours,

JBG SMITH Properties

By	/s/ Steven A. Museles
Name: Steven A. Museles
Title: Chief Legal Officer

JBG SMITH Properties LP

By	/s/ Steven A. Museles
Name: Steven A. Museles
Title: Chief Legal Officer

CONFIRMED AND ACCEPTED,
                                                as of the date first above written:

Morgan Stanley & Co. LLC

By	/s/ Russell Lindberg
Name: Russell Lindberg
Title: Managing Director

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By	/s/ Timothy J. Olsen
Name: Timothy J. Olsen
Title: Managing Director, Investment Banking

Goldman Sachs & Co. LLC

By	/s/ Elizabeth Reed
Name: Elizabeth Reed
Title: Managing Director

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

SCHEDULE A

The public offering price per share for the Securities shall be $42.00.

The purchase price per share for the Securities to be paid by the several Underwriters shall be $41.076, being an amount equal to the public offering price set forth above less $0.924 per share, subject to adjustment in accordance with Section 2(b) for dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

Name of Underwriter	Number of Initial Securities
Morgan Stanley & Co. LLC	5,500,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,500,000
Goldman Sachs & Co. LLC	1,000,000
Total	10,000,000

Sch A-1

SCHEDULE B-1

Pricing Terms

1.                                      The Company is selling 10,000,000 Common Shares.

2.                                      The Company has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,500,000 Common Shares.

3.                                      The public offering price per share for the Securities shall be $42.00.

Sch B-1

SCHEDULE B-2

Free Writing Prospectuses

None.

Sch B-2

SCHEDULE C

List of Persons and Entities Subject to Lock-up

Trustees:

Scott A. Estes

Alan S. Forman

Michael J. Glosserman

Charles E. Haldeman, Jr.

W. Matthew Kelly

Carol A. Melton

William J. Mulrow

Steven Roth

Mitchell N. Schear

Ellen Shuman

Robert A. Stewart

John F. Wood

Section 16 Officers:

W. Matthew Kelly

David P. Paul

Stephen W. Theriot

Kevin “Kai” Reynolds

M. Moina Banerjee

Steven A. Museles

Sch C-1

Exhibit A

FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(b)

(a)                                 The Company is validly existing as a real estate investment trust and is in good standing under the laws of the State of Maryland as of the date of the certificate of good standing and as of the date of the bring-down thereof referred to in paragraph 10 of Schedule 1 attached hereto.

(b)                                 The Operating Partnership is validly existing as a limited partnership and in good standing under the laws of the State of Delaware as of the date of its certificate of good standing and as of the date of the bring-down thereof referred to in paragraph 11 of Schedule 1 attached hereto.

(c)                                  Each of the Company and the Operating Partnership has the trust or partnership power, as applicable, to own, lease and operate its current properties, and conduct its business, as described in the Registration Statement and the Prospectus and to perform on the date hereof its obligations under the Underwriting Agreement.

(d)                                 The authorized shares of beneficial interest of the Company are as set forth in the Prospectus under the caption “Description of Shares of Beneficial Interest.”  No holder of outstanding common shares of beneficial interest of the Company has any statutory preemptive right under Title 8, the Charter or the Bylaws, or, to our knowledge, any contractual right to subscribe for any of the Common Shares.

(e)                                  The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Partnership.

(f)                                   The issuance of the Common Shares has been duly authorized and, when issued in accordance with the provisions of the Underwriting Agreement, the Common Shares will be validly issued, fully paid and non-assessable.

(g)                                  Based solely upon our review of the information regarding the Company provided through the EDGAR System on the Commission’s website, the Registration Statement became effective under the 1933 Act. To our knowledge, based upon a review of the Stop Orders page of the Commission’s website (http://www.sec.gov/litigation/stoporders.shtml), no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the Commission.  The required filings of the Preliminary Prospectus and the Prospectus pursuant to Rule 424(b) promulgated pursuant to the 1933 Act have been made in the manner and within the time period required by Rule 424(b).

(h)                                 At the time the Registration Statement became effective and at the date hereof, the Registration Statement and the Prospectus (except for the financial statements and supporting schedules and other financial information and data included therein, as to which we express no opinion), comply as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations thereunder. The documents incorporated by reference in the Registration Statement and the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act (other than the financial statements and schedules and financial information and data included therein or omitted therefrom, as to which we express no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations thereunder.

(i)                                     The information in the Prospectus under the captions “Description of Shares of Beneficial Interest,” “Description of Common Shares” and “Certain Provisions of Maryland Law and of our Charter and Bylaws,” to the extent that such information constitutes descriptions of certain provisions of the documents referred to therein, has been reviewed by us and is accurate in all material respects, and insofar as such information constitutes descriptions of matters of law or legal conclusions, has been reviewed by us and is accurate in all material respects.  The Common Shares conform as to legal matters in all material respects to the description thereof set forth in the Prospectus under the captions “Description of Shares of Beneficial Interest” and “Description of Common Shares.”

(j)                                    The execution, delivery and performance on the date hereof by the Company and the Operating Partnership of the Underwriting Agreement do not (i) violate Title 8 or the Charter or Bylaws of the Company, (ii) violate the DRULPA, the Certificate of Limited Partnership or the Partnership Agreement of the Operating Partnership, (iii) constitute a violation by the Company or the Operating Partnership of any provision of Applicable Federal Law or any provision of Applicable State Law, or (iv) breach or constitute a default (including a breach or default that would require the giving of notice or the passage of time) under any agreement or any contract to which the Company or the Operating Partnership is a party that is filed with or incorporated by reference as an exhibit to the Registration Statement (except that, in each case, we express no opinion with respect to any matters that would require a mathematical calculation or a financial or accounting determination).

(k)                                 No approval or consent of, or registration or filing with, any federal governmental agency or any Maryland, Delaware or New York governmental agency is required to be obtained or made by the Company or the Operating Partnership under Applicable Federal Law or Applicable State Law in connection with the execution, delivery and performance on the date hereof by the Company and the Operating Partnership of the Underwriting Agreement.

(l)                                     Neither the Company nor the Operating Partnership is, or immediately following the issuance and sale of the Common Shares and the application of the proceeds thereof, as described under the caption “Use of Proceeds” in the Prospectus, will be, an “investment company” within the meaning of the Investment Company Act.

(m)                             Except as set forth in the Prospectus, to our knowledge, there are no holders of any securities of the Company or the Operating Partnership who by reason of the execution, delivery or performance of the Underwriting Agreement on the date hereof by the Company and the Operating Partnership have the right to require the Company or the Operating Partnership to register securities held by them under the 1933 Act pursuant to the Registration Statement.

(n)                                 The Common Shares have been authorized for listing by the New York Stock Exchange.

FORM OF NEGATIVE ASSURANCE OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(b)

Subject to the foregoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, no facts have come to our attention that cause us to believe that:

(i)                                     the Registration Statement, as of the date of the Underwriting Agreement, insofar as it relates to the offering of the Common Shares, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii)                                  the Prospectus, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(iii)                               the Pricing Disclosure Package, as of [XX:XX] [a.m/p.m.] (New York City time) on April [•], 2019 (which you have informed us is a time prior to the time of the first sale of the Common Shares by any Underwriter), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

provided that in making the foregoing statements, we do not express any belief with respect to the financial statements and supporting schedules, other financial or accounting information and data, contained or incorporated by reference in or omitted from the Registration Statement, the Pricing Disclosure Package or the Prospectus.

Form of lock-up from trustees, officers or other stockholders pursuant to Section 5(i)

Exhibit B

[ • ], 2019

Morgan Stanley & Co. LLC

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Goldman Sachs & Co. LLC
  as Representatives of the several
  Underwriters to be named in the
  within-mentioned Underwriting Agreement

c/o                               Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o                               Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

c/o                               Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

Re:                             Proposed Public Offering by JBG SMITH Properties

Ladies and Gentlemen:

The undersigned, a shareholder and an officer and/or trustee of JBG SMITH Properties, a Maryland real estate investment trust (the “Company”), or a unitholder of JBG SMITH Properties LP, a Maryland limited partnership (the “Operating Partnership”) understands that Morgan Stanley & Co. LLC (“Morgan Stanley”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”) and Goldman Sachs & Co. LLC (“Goldman Sachs”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company and the Operating Partnership, providing for the public offering of common shares of beneficial interest of the Company, $0.01 par value (the “Common Shares”).  In recognition of the benefit that such an offering will confer upon the undersigned and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date that is 60 days from the date of the Underwriting Agreement (the “Lock-Up Period”) (subject to extensions as discussed below), the undersigned will not, without the prior written consent of Morgan Stanley, BofA Merrill Lynch and Goldman Sachs, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of the Company’s Common Shares or any securities convertible into, exchangeable for, exercisable for or repayable with Common Shares (including common units of limited partner interests in the Operating Partnership), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Shares or other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of Morgan Stanley, BofA Merrill Lynch and Goldman Sachs, provided that (1) Morgan Stanley, BofA Merrill Lynch and Goldman Sachs receive a signed lock-up agreement for the balance of the Lock-Up Period applicable to such Lock-Up Securities from each donee, trustee, distributee, or transferee, as the case may be (except in the case of clause (vii), (viii), (ix) or (xi)), (2) any such transfer shall not involve a disposition for value (except in the case of clause (vii), (viii), (ix) or (xi)), (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i)                                     as a bona fide gift or gifts or dispositions by will or intestacy;

(ii)                                  to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (which for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(iii)                               to an immediate family member of the undersigned, a partnership or limited liability company solely for the direct or indirect benefit of the undersigned or the immediate family member of the undersigned;

(iv)                              to a spouse, former spouse, child or other dependent of the undersigned pursuant to a domestic relations order or an order of a court of competent jurisdiction;

(v)                                 as a distribution or transfer to limited partners, members or shareholders of the undersigned;

(vi)                              to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned;

(vii)                           to the Company or a Company designee upon termination of the undersigned’s employment with the Company;

(viii)                        to the Company to pay the exercise price of any options to purchase Common Shares pursuant to a cashless exercise feature of any such options;

(ix)                              to the Company in satisfaction of withholding tax obligations associated with the exercise or vesting of any equity award under employee benefit plans of the Company existing as of the date hereof;

(x)                                 in connection with the conversion of LTIP Units (as defined in the Operating Partnership’s partnership agreement) to Common Partnership Units (as defined in the Operating Partnership’s partnership agreement); provided, however, that such Common Partnership Units shall constitute Lock-Up Securities subject to the foregoing restrictions;

(xi)                              in connection with transactions relating to Common Shares acquired by the undersigned in the open market after completion of the public offering; or

(xii)                           to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (xi) above.

The foregoing restrictions will not apply to (1) if the undersigned is a trustee or executive officer of the Company, the establishment of a written trading plan designed to comply with Rule 10b5-1(c) of the Exchange Act; provided, however, that no transfers may occur under such plan until the expiration of the Lock-Up Period; (2) the submission of a notice of redemption related to Common Partnership Units to the Company or Operating Partnership; or (3) the transfer of Common Partnership Units to the Operating Partnership or Company upon redemption and the receipt of Common Shares in satisfaction of notice of redemptions submitted by the undersigned; provided, however, that such Common Shares shall constitute Lock-Up Securities subject to the foregoing restrictions; provided, further, that any filings made under the Exchange Act during the Lock-Up Period relating to any transaction specified by this paragraph will indicate that such Common Shares are subject to this agreement.

Furthermore, the undersigned may sell Common Shares of the Company purchased by the undersigned on the open market following the public offering if and only if (i) such sales are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

The undersigned understands that, if (i) the Underwriting Agreement (other than the provisions which survive termination under the terms thereof) shall terminate or be terminated prior to payment for the delivery of the Common Shares to be sold thereunder, (ii) the Company informs the Underwriters that it does not intend to proceed with the public offering, or (iii) the Underwriting Agreement for the public offering is  not executed by [•], the undersigned shall be released from all obligations under this agreement and this agreement shall be of no further effect.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

Very truly yours,

Signature:

Print Name: